UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 03084

Exact name of registrant as specified in charter: Address of principal executive offices:	Prudential Jennison Small Company Fund, Inc. 655 Broad Street, 17th Floor Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102
Registrant’s telephone number, including area code: Date of fiscal year end: Date of reporting period:	800-225-1852 9/30/2020 9/30/2020

Item 1 – Reports to Stockholders

PGIM JENNISON SMALL COMPANY FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Small Company Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Small Company Fund

November 16, 2020

PGIM Jennison Small Company Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	1.39	7.25	9.49	—
(without sales charges)	7.29	8.47	10.11	—
Class C
(with sales charges)	5.67	7.74	9.35	—
(without sales charges)	6.54	7.74	9.35	—
Class R
(without sales charges)	7.12	8.26	9.90	—
Class Z
(without sales charges)	7.69	8.80	10.43	—
Class R2
(without sales charges)	7.28	N/A	N/A	3.48 (11/28/17)
Class R4
(without sales charges)	7.58	N/A	N/A	3.79 (11/28/17)
Class R6
(without sales charges)	7.78	8.98	N/A	9.70 (11/29/10)
Russell 2500 Index
	2.22	8.97	10.81	—
S&P SmallCap 600 Index
	–8.29	7.20	10.57	—

Average Annual Total Returns as of 9/30/20 Since Inception (%)
		Class R2 (11/28/17)	Class R4 (11/28/17)	Class R6 (11/29/10)
Russell 2500 Index		2.97	2.97	10.27
S&P SmallCap 600 Index		–1.89	–1.89	9.90

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2500 Index and the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2010) and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Small Company Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase.	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 2500 Index—The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

S&P SmallCap 600 Index—The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company US common stocks that cover all industry sectors. It gives a broad look at how US small-cap stock prices have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Horizon Therapeutics PLC	Pharmaceuticals	2.0%
Quanta Services, Inc.	Construction & Engineering	1.9%
Performance Food Group Co.	Food & Staples Retailing	1.8%
Rexnord Corp.	Machinery	1.7%
Saia, Inc.	Road & Rail	1.6%
Gaming & Leisure Properties, Inc.	Equity Real Estate Investment Trusts (REITs)	1.6%
Penn National Gaming, Inc.	Hotels, Restaurants & Leisure	1.6%
Five Below, Inc.	Specialty Retail	1.5%
Avantor, Inc.	Life Sciences Tools & Services	1.5%
Avient Corp.	Chemicals	1.5%

Holdings reflect only long-term Investments and are subject to change.

PGIM Jennison Small Company Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Small Company Fund’s Class Z shares returned 7.69% in the 12-month reporting period that ended September 30, 2020, outperforming the 2.22% return of the Russell 2500 Index (the Index).

What were the market conditions?

•

US equities markets were highly volatile during the reporting period, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; geopolitical uncertainties; and the global spread of COVID-19, the disease caused by the novel coronavirus that originated in China in 2019.

•

The US political landscape likewise was unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, the 2020 election cycle ramped up, and leaders politicized the pandemic.

•

The Federal Reserve lowered the federal funds rate three times during the period, ending it in a target range of 0.00%-0.25%. Stocks rose to historic highs on February 19, 2020, then dropped more than 30% in only 25 trading days as the COVID-19 outbreak spread rapidly around the globe, disrupting markets and life virtually everywhere. Policymakers responded to these events with historic monetary and fiscal actions.

•

Equities markets rebounded strongly in the period’s final months, but the pandemic’s economic damage continued to accumulate. US gross domestic product plummeted 32.9% in the second quarter of 2020, the largest decline in post-World War II history.

What worked?

•	In health care:

○

Horizon Therapeutics PLC has transitioned from a specialized pharmaceutical firm to a rare disease company. Its quarterly sales were well above analysts’ consensus estimates and, in Jennison’s view, the company has further upside potential from mergers and acquisitions (both as buyer and seller) because of its attractive balance sheet and two products—Krystexxa (for uncontrollable gout) and Tepezza (for thyroid eye disease)—that could drive substantial revenue growth going forward.

○

Immunomedics, Inc. is a pharmaceutical company focusing on the development of antibody-drug conjugates for cancer treatment. Its key product is Trodelvy, a drug that treats metastatic triple-negative breast cancer that is approved by the US Food and Drug Administration. In September 2020, Gilead Sciences, Inc. announced it would acquire Immunomedics in a $21 billion deal, which represents more than a 100% premium to Immunomedics’ previous-day closing price. The deal is expected to close in the fourth quarter of 2020.

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•	In information technology:

○

HubSpot, Inc. develops and markets software products for inbound marketing, sales, and customer service. Despite a meaningful slowdown in March 2020 due to COVID-19, the company reported first-quarter 2020 results that showed meaningfully higher revenue. HubSpot also is experiencing strong growth in its international business and adding customers at a healthy pace since expanding its sales force in late 2019. In Jennison’s view, HubSpot’s diversified customer base and lack of excessive exposure to any specific industries likely will continue to benefit the company. Furthermore, the shift from its inbound marketing tool to a workflow platform across customer relationship management, marketing, sales, and service for small- and mid-sized businesses should support the company’s growth going forward.

•	In consumer discretionary:

○

Etsy, Inc. is an e-commerce website focused on handmade or vintage items and craft supplies. Sales trends meaningfully accelerated in the wake of COVID-19, and Jennison believes Etsy’s new management is making smart investments and has many initiatives that may be disruptive in the near term but collectively should improve the customer experience and hence the company’s overall growth.

○

Penn National Gaming, Inc. is an American operator of casinos and racetracks. It operates 43 facilities in the US and Canada, many of them under the Hollywood Casino brand. The company also controls a 36% stake in Barstool Sports. Its shares gained during the period based on better-than-expected second-quarter 2020 results, especially considering its properties were closed for several months during that time. Visitations were down given capacity restrictions, but spending per visit was up. While Penn National’s management acknowledged some pent-up demand and the fact that many other leisure options remained closed, they are seeing a significant increase in new customers, particularly among a younger demographic.

What didn’t work?

•

Many of the Fund’s largest detractors from performance were in the financials sector. Overall, the sector fell sharply in response to the COVID-19 pandemic and the resulting collapse of both the global economy and expectations for interest rates being “lower for longer,” which could crimp profit margins for several groups in the sector. The largest detractors included real estate investment trust MFA Financial, Inc., South Florida regional bank BankUnited, Inc., and Pinnacle Financial Partners, Inc., a community bank operating in Tennessee and the Carolinas. Jennison eliminated its position in MFA Financial (prior to the end of the reporting period), but retained long-term conviction in the other two holdings, believing they are well-run banks operating in attractive markets.

PGIM Jennison Small Company Fund	9

Strategy and Performance Overview (continued)

•	In real estate:

○

The Howard Hughes Corp. is a real estate management and development company. Its net operating income was down during the period given hotel closures and retail weakness. Jennison believes the company’s cash flow should improve given land sales and as assets reopen.

•	In energy:

○

WPX Energy, Inc. is engaged in hydrocarbon (e.g., oil and natural gas) exploration. Its shares declined during the period along with the overall energy sector, as the pandemic was a severe headwind for global demand. However, the company’s second-quarter 2020 results exceeded expectations, with solid free cash flow and earnings and lower-than-anticipated capital expenditures. In late September 2020, WPX Energy and Devon Energy Corp. announced an all-stock merger of equals to create one of the nation’s largest shale producers.

Current outlook

•

The US economy continues to recover from the worst effects of the pandemic, but the pace of the rebound appears to be moderating. By the end of the reporting period, Congress had failed to agree on additional stimulus to take up the slack from the massive, but now largely exhausted, programs approved in March. Further job reductions at large companies, particularly where the effects of COVID-19 have created the most disruption, are an additional headwind.

•

Corporate profit recovery is set to continue, aided by reduced labor and travel costs that further expand profit margin opportunities. However, Jennison believes the outlook overall remains uncertain, not least because of uncertainty over the November US presidential election and the pandemic’s ongoing impact.

•

COVID-19 continues to disrupt activity around the globe. Jennison is optimistic that promising results from a number of clinical trials will result in an effective vaccine in the coming months, but it may be another 12 to 18 months before an approved product—the likely prerequisite for a broad-based recovery in confidence and activity—is globally available.

•

Jennison has spent the past several months attempting to assess the impact of COVID-19 on Fund holdings by speaking with the management teams from each company held in the portfolio. In Jennison’s view, such conversations have helped provide a better understanding of the pandemic’s immediate effects on these businesses, but precise estimates of the impact over the balance of 2020 and longer term are not yet possible given the substantially greater-than-normal uncertainty.

•

As economic and market uncertainty rise, Jennison continues to identify companies that have strong fundamentals and might outgrow market averages. Jennison believes this strategy favors the Fund’s disciplined approach that focuses on identifying smaller, less well-known companies that it believes have above-average growth prospects and whose stocks appear undervalued relative to those growth prospects or relative to the company’s earnings.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the

PGIM Jennison Small Company Fund	11

Fees and Expenses (continued)

impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small Company Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,517.20	1.16%	$7.30
	Hypothetical	$1,000.00	$1,019.20	1.16%	$5.86
Class C	Actual	$1,000.00	$1,513.50	1.86%	$11.69
	Hypothetical	$1,000.00	$1,015.70	1.86%	$9.37
Class R	Actual	$1,000.00	$1,517.10	1.33%	$8.37
	Hypothetical	$1,000.00	$1,018.35	1.33%	$6.71
Class Z	Actual	$1,000.00	$1,520.30	0.76%	$4.79
	Hypothetical	$1,000.00	$1,021.20	0.76%	$3.84
Class R2	Actual	$1,000.00	$1,517.10	1.18%	$7.43
	Hypothetical	$1,000.00	$1,019.10	1.18%	$5.96
Class R4	Actual	$1,000.00	$1,519.40	0.93%	$5.86
	Hypothetical	$1,000.00	$1,020.35	0.93%	$4.70
Class R6	Actual	$1,000.00	$1,520.60	0.71%	$4.47
	Hypothetical	$1,000.00	$1,021.45	0.71%	$3.59

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS

Aerospace & Defense 0.9%
Curtiss-Wright Corp.	85,939	$8,014,671
Kaman Corp.	206,792	8,058,684

		16,073,355

Banks 4.9%
Ameris Bancorp	474,923	10,818,746
Atlantic Union Bankshares Corp.	41,484	886,513
BankUnited, Inc.(a)	925,398	20,275,470
East West Bancorp, Inc.(a)	279,516	9,151,354
Enterprise Financial Services Corp.	89,704	2,446,228
First Foundation, Inc.	340,708	4,453,054
Pinnacle Financial Partners, Inc.(a)	523,652	18,636,775
Seacoast Banking Corp. of Florida*	229,337	4,134,946
Wintrust Financial Corp.	295,087	11,818,234

		82,621,320

Biotechnology 5.9%
Agios Pharmaceuticals, Inc.*(a)	149,360	5,227,600
Amicus Therapeutics, Inc.*	1,118,897	15,798,826
Apellis Pharmaceuticals, Inc.*	263,022	7,935,374
Argenx SE (Netherlands), ADR*(a)	68,839	18,071,614
Emergent BioSolutions, Inc.*(a)	136,112	14,064,453
Immunomedics, Inc.*(a)	194,508	16,539,015
Natera, Inc.*(a)	189,747	13,707,323
Turning Point Therapeutics, Inc.*(a)	102,286	8,935,705

		100,279,910

Building Products 0.4%
AZEK Co., Inc. (The)*	179,667	6,254,208

Capital Markets 4.3%
Ares Management Corp. (Class A Stock)(a)	219,067	8,854,688
Assetmark Financial Holdings, Inc.*	312,565	6,795,163
Brightsphere Investment Group, Inc.	1,728,735	22,300,682
Focus Financial Partners, Inc. (Class A Stock)*(a)	408,809	13,404,847
Hamilton Lane, Inc. (Class A Stock)(a)	48,286	3,118,793
Lazard Ltd. (Class A Stock)	536,863	17,743,322

		72,217,495

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	13

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals 1.5%
Avient Corp.	932,981	$24,686,677

Commercial Services & Supplies 2.1%
GFL Environmental, Inc. (Canada)(a)	864,625	18,381,927
Harsco Corp.*(a)	986,827	13,726,764
Healthcare Services Group, Inc.(a)	120,651	2,597,616

		34,706,307

Construction & Engineering 4.4%
Great Lakes Dredge & Dock Corp.*	2,041,312	19,412,877
Quanta Services, Inc.	610,057	32,247,613
WillScot Mobile Mini Holdings Corp.*(a)	1,396,896	23,300,226

		74,960,716

Construction Materials 1.4%
Summit Materials, Inc. (Class A Stock)*(a)	1,437,934	23,783,428

Containers & Packaging 0.9%
Crown Holdings, Inc.*	193,719	14,889,242

Diversified Telecommunication Services 0.9%
Bandwidth, Inc. (Class A Stock)*(a)	50,677	8,846,684
Ribbit LEAP Ltd., UTS*	550,799	7,160,387

		16,007,071

Electric Utilities 1.3%
Alliant Energy Corp.	163,993	8,470,239
PNM Resources, Inc.	317,952	13,140,956

		21,611,195

Electronic Equipment, Instruments & Components 3.6%
CDW Corp.	180,672	21,595,724
Cognex Corp.	276,986	18,031,789
Littelfuse, Inc.(a)	85,960	15,244,146
nLight, Inc.*(a)	277,870	6,524,388

		61,396,047

Equity Real Estate Investment Trusts (REITs) 6.6%
American Campus Communities, Inc.	244,099	8,523,937
Cousins Properties, Inc.	668,323	19,107,355

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Douglas Emmett, Inc.	294,903	$7,402,065
Gaming & Leisure Properties, Inc.	723,547	26,720,591
Independence Realty Trust, Inc.	603,639	6,996,176
National Storage Affiliates Trust(a)	72,600	2,374,746
Physicians Realty Trust	471,340	8,441,699
QTS Realty Trust, Inc. (Class A Stock)	371,983	23,442,369
Retail Opportunity Investments Corp.(a)	736,218	7,667,710

		110,676,648

Food & Staples Retailing 3.7%
BJ’s Wholesale Club Holdings, Inc.*(a)	487,254	20,245,404
Performance Food Group Co.*	881,881	30,530,720
Sprouts Farmers Market, Inc.*(a)	538,686	11,274,698

		62,050,822

Food Products 2.0%
Adecoagro SA (Brazil)*	1,743,278	8,141,108
Darling Ingredients, Inc.*(a)	497,847	17,937,428
Vital Farms, Inc.*	191,738	7,771,141

		33,849,677

Health Care Equipment & Supplies 2.0%
Hill-Rom Holdings, Inc.	149,355	12,472,636
Integra LifeSciences Holdings Corp.*(a)	106,091	5,009,617
Outset Medical, Inc.*	51,466	2,573,300
Silk Road Medical, Inc.*	196,640	13,216,175

		33,271,728

Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.*	389,720	11,488,946
Guardant Health, Inc.*	62,059	6,936,955
Molina Healthcare, Inc.*	126,915	23,230,521

		41,656,422

Health Care Technology 1.3%
Accolade, Inc.*(a)	50,541	1,964,529
Change Healthcare, Inc.*	519,171	7,533,171

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	15

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology (cont’d.)
Phreesia, Inc.*	281,603	$9,047,905
Simulations Plus, Inc.	41,756	3,146,732

		21,692,337

Hotels, Restaurants & Leisure 2.7%
Jack in the Box, Inc.	238,255	18,896,004
Penn National Gaming, Inc.*(a)	366,076	26,613,725

		45,509,729

Independent Power & Renewable Electricity Producers 1.4%
NextEra Energy Partners LP	409,830	24,573,407

Insurance 2.8%
Alleghany Corp.	17,965	9,349,884
Axis Capital Holdings Ltd.	273,836	12,059,738
Brighthouse Financial, Inc.*(a)	123,003	3,310,011
Lemonade, Inc.*(a)	75,599	3,758,782
ProSight Global, Inc.*	362,819	4,114,368
RenaissanceRe Holdings Ltd. (Bermuda)	84,522	14,346,764

		46,939,547

Interactive Media & Services 1.2%
Pinterest, Inc. (Class A Stock)*	498,353	20,686,633

Internet & Direct Marketing Retail 1.2%
Etsy, Inc.*	162,684	19,787,255

IT Services 0.4%
Shift4 Payments, Inc. (Class A Stock)*(a)	138,950	6,719,622

Leisure Products 1.9%
Brunswick Corp.(a)	335,311	19,753,171
Peloton Interactive, Inc. (Class A Stock)*	123,610	12,267,056

		32,020,227

Life Sciences Tools & Services 3.2%
10X Genomics, Inc. (Class A Stock)*	38,756	4,832,098
Avantor, Inc.*	1,156,399	26,007,413

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
PPD, Inc.*	433,038	$16,018,076
Syneos Health, Inc.*(a)	129,145	6,865,348

		53,722,935

Machinery 3.9%
Kennametal, Inc.(a)	116,959	3,384,794
Lincoln Electric Holdings, Inc.	112,857	10,387,358
Pentair PLC	393,074	17,990,997
Rexnord Corp.	950,088	28,350,626
Westinghouse Air Brake Technologies Corp.(a)	106,076	6,563,983

		66,677,758

Media 1.0%
Cardlytics, Inc.*(a)	231,186	16,314,796

Metals & Mining 2.1%
Agnico Eagle Mines Ltd. (Canada)	262,741	20,916,811
Royal Gold, Inc.	124,210	14,926,316

		35,843,127

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Starwood Property Trust, Inc.	416,098	6,278,919

Oil, Gas & Consumable Fuels 1.0%
WPX Energy, Inc.*(a)	3,368,868	16,507,453

Pharmaceuticals 3.4%
Catalent, Inc.*	100,688	8,624,934
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	35,096	3,416,596
Horizon Therapeutics PLC*	430,364	33,430,674
Revance Therapeutics, Inc.*(a)	457,156	11,492,902

		56,965,106

Real Estate Management & Development 0.4%
Howard Hughes Corp. (The)*	127,104	7,321,190

Road & Rail 3.4%
J.B. Hunt Transport Services, Inc.	181,333	22,916,864

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	17

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Saia, Inc.*(a)	213,891	$26,980,211
TFI International, Inc. (Canada)	175,147	7,326,399

		57,223,474

Semiconductors & Semiconductor Equipment 6.3%
Brooks Automation, Inc.	454,285	21,015,224
Lattice Semiconductor Corp.*(a)	306,776	8,884,233
Marvell Technology Group Ltd.	514,428	20,422,791
Monolithic Power Systems, Inc.	63,897	17,866,240
ON Semiconductor Corp.*(a)	397,859	8,629,562
SunPower Corp.*(a)	476,111	5,956,149
Tower Semiconductor Ltd. (Israel)*	654,355	11,922,348
Universal Display Corp.(a)	61,438	11,104,304

		105,800,851

Software 6.9%
Appfolio, Inc. (Class A Stock)*	53,928	7,647,530
Avalara, Inc.*(a)	53,737	6,842,870
CyberArk Software Ltd.*	100,230	10,365,787
Everbridge, Inc.*(a)	100,240	12,603,175
Five9, Inc.*(a)	39,473	5,118,859
Globant SA (Argentina)*(a)	54,238	9,720,534
HubSpot, Inc.*	64,228	18,769,348
PagerDuty, Inc.*(a)	311,450	8,443,409
Pluralsight, Inc. (Class A Stock)*(a)	196,464	3,365,428
Q2 Holdings, Inc.*(a)	17,369	1,585,095
Smartsheet, Inc. (Class A Stock)*	248,239	12,267,971
Varonis Systems, Inc.*(a)	147,518	17,026,528
Vertex, Inc. (Class A Stock)*	136,619	3,142,237

		116,898,771

Specialty Retail 3.1%
Boot Barn Holdings, Inc.*(a)	155,630	4,379,428
Burlington Stores, Inc.*(a)	32,626	6,723,892
Five Below, Inc.*(a)	205,231	26,064,337
Vroom, Inc.*	282,280	14,616,459

		51,784,116

Textiles, Apparel & Luxury Goods 0.4%
Kontoor Brands, Inc.(a)	303,917	7,354,791

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.4%
WSFS Financial Corp.(a)	234,290	$6,318,801

Trading Companies & Distributors 0.2%
Rush Enterprises, Inc. (Class A Stock)	69,677	3,521,476

Water Utilities 0.6%
Essential Utilities, Inc.(a)	254,451	10,241,653

TOTAL LONG-TERM INVESTMENTS (cost $1,361,777,103)		1,667,696,242

SHORT-TERM INVESTMENTS 21.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	14,601,064	14,601,064
PGIM Institutional Money Market Fund (cost $345,421,375; includes $345,324,589 of cash collateral for securities on loan)(b)(w)	345,643,821	345,574,693

TOTAL SHORT-TERM INVESTMENTS (cost $360,022,439)		360,175,757

TOTAL INVESTMENTS 120.2% (cost $1,721,799,542)		2,027,871,999
Liabilities in excess of other assets (20.2)%		(341,456,178)

NET ASSETS 100.0%		$1,686,415,821

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

REITs—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $341,461,441; cash collateral of $345,324,589 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	19

Schedule of Investments  (continued)

as of September 30, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$16,073,355	$—	$—
Banks	82,621,320	—	—
Biotechnology	100,279,910	—	—
Building Products	6,254,208	—	—
Capital Markets	72,217,495	—	—
Chemicals	24,686,677	—	—
Commercial Services & Supplies	34,706,307	—	—
Construction & Engineering	74,960,716	—	—
Construction Materials	23,783,428	—	—
Containers & Packaging	14,889,242	—	—
Diversified Telecommunication Services	16,007,071	—	—
Electric Utilities	21,611,195	—	—
Electronic Equipment, Instruments & Components	61,396,047	—	—
Equity Real Estate Investment Trusts (REITs)	110,676,648	—	—
Food & Staples Retailing	62,050,822	—	—
Food Products	33,849,677	—	—
Health Care Equipment & Supplies	33,271,728	—	—
Health Care Providers & Services	41,656,422	—	—
Health Care Technology	21,692,337	—	—
Hotels, Restaurants & Leisure	45,509,729	—	—
Independent Power & Renewable Electricity Producers	24,573,407	—	—
Insurance	46,939,547	—	—
Interactive Media & Services	20,686,633	—	—
Internet & Direct Marketing Retail	19,787,255	—	—
IT Services	6,719,622	—	—
Leisure Products	32,020,227	—	—
Life Sciences Tools & Services	53,722,935	—	—
Machinery	66,677,758	—	—
Media	16,314,796	—	—
Metals & Mining	35,843,127	—	—
Mortgage Real Estate Investment Trusts (REITs)	6,278,919	—	—
Oil, Gas & Consumable Fuels	16,507,453	—	—
Pharmaceuticals	56,965,106	—	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Real Estate Management & Development	$7,321,190	$—	$—
Road & Rail	57,223,474	—	—
Semiconductors & Semiconductor Equipment	105,800,851	—	—
Software	116,898,771	—	—
Specialty Retail	51,784,116	—	—
Textiles, Apparel & Luxury Goods	7,354,791	—	—
Thrifts & Mortgage Finance	6,318,801	—	—
Trading Companies & Distributors	3,521,476	—	—
Water Utilities	10,241,653	—	—
Affiliated Mutual Funds	360,175,757	—	—

Total	$2,027,871,999	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Affiliated Mutual Funds (20.5% represents investments purchased with collateral from securities on loan)	21.3%
Software	6.9
Equity Real Estate Investment Trusts (REITs)	6.6
Semiconductors & Semiconductor Equipment	6.3
Biotechnology	5.9
Banks	4.9
Construction & Engineering	4.4
Capital Markets	4.3
Machinery	3.9
Food & Staples Retailing	3.7
Electronic Equipment, Instruments & Components	3.6
Road & Rail	3.4
Pharmaceuticals	3.4
Life Sciences Tools & Services	3.2
Specialty Retail	3.1
Insurance	2.8
Hotels, Restaurants & Leisure	2.7
Health Care Providers & Services	2.5
Metals & Mining	2.1
Commercial Services & Supplies	2.1
Food Products	2.0
Health Care Equipment & Supplies	2.0
Leisure Products	1.9
Chemicals	1.5

Independent Power & Renewable Electricity Producers	1.4%
Construction Materials	1.4
Health Care Technology	1.3
Electric Utilities	1.3
Interactive Media & Services	1.2
Internet & Direct Marketing Retail	1.2
Oil, Gas & Consumable Fuels	1.0
Media	1.0
Aerospace & Defense	0.9
Diversified Telecommunication Services	0.9
Containers & Packaging	0.9
Water Utilities	0.6
Textiles, Apparel & Luxury Goods	0.4
Real Estate Management & Development	0.4
IT Services	0.4
Thrifts & Mortgage Finance	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Building Products	0.4
Trading Companies & Distributors	0.2

120.2
Liabilities in excess of other assets	(20.2)

100.0%

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	21

Schedule of Investments  (continued)

as of September 30, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$341,461,441	$(341,461,441)	$—

(1) Collateral	amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value, including securities on loan of $341,461,441:
Unaffiliated investments (cost $1,361,777,103)	$1,667,696,242
Affiliated investments (cost $360,022,439)	360,175,757
Receivable for investments sold	12,657,020
Receivable for Fund shares sold	1,352,712
Dividends receivable	903,763
Tax reclaim receivable	11,136
Prepaid expenses	12,221

Total Assets	2,042,808,851

Liabilities
Payable to broker for collateral for securities on loan	345,324,589
Payable for Fund shares reacquired	6,026,749
Payable for investments purchased	3,307,716
Management fee payable	948,017
Accrued expenses and other liabilities	529,356
Distribution fee payable	183,820
Affiliated transfer agent fee payable	72,783

Total Liabilities	356,393,030

Net Assets	$1,686,415,821

Net assets were comprised of:
Common stock, at par	$787,632
Paid-in capital in excess of par	1,200,112,116
Total distributable earnings (loss)	485,516,073

Net assets, September 30, 2020	$1,686,415,821

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	23

Statement of Assets and Liabilities

as of September 30, 2020

Class A
Net asset value and redemption price per share,
($447,490,961 ÷ 21,642,281 shares of common stock issued and outstanding)	$20.68
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price to public	$21.88

Class C
Net asset value, offering price and redemption price per share,
($21,467,956 ÷ 2,547,740 shares of common stock issued and outstanding)	$8.43

Class R
Net asset value, offering price and redemption price per share,
($135,919,676 ÷ 6,824,444 shares of common stock issued and outstanding)	$19.92

Class Z
Net asset value, offering price and redemption price per share,
($493,395,101 ÷ 21,563,361 shares of common stock issued and outstanding)	$22.88

Class R2
Net asset value, offering price and redemption price per share,
($6,178,517 ÷ 278,522 shares of common stock issued and outstanding)	$22.18

Class R4
Net asset value, offering price and redemption price per share,
($1,654,558 ÷ 74,133 shares of common stock issued and outstanding)	$22.32

Class R6
Net asset value, offering price and redemption price per share,
($580,309,052 ÷ 25,832,757 shares of common stock issued and outstanding)	$22.46

See Notes to Financial Statements.

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $50,844 foreign withholding tax)	$15,614,654
Income from securities lending, net (including affiliated income of $825,078)	1,386,186
Affiliated dividend income	760,860

Total income	17,761,700

Expenses
Management fee	12,351,549
Distribution fee(a)	2,645,227
Shareholder servicing fees (including affiliated expense of $751)(a)	9,517
Transfer agent’s fees and expenses (including affiliated expense of $520,284)(a)	1,712,112
Custodian and accounting fees	163,598
Registration fees(a)	113,899
Shareholders’ reports	109,844
Directors’ fees	39,370
Legal fees and expenses	28,159
Audit fee	25,204
Miscellaneous	56,900

Total expenses	17,255,379
Less: Fee waiver and/or expense reimbursement(a)	(46,771)
Distribution fee waiver(a)	(332,767)

Net expenses	16,875,841

Net investment income (loss)	885,859

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(183,624))	189,405,730
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $123,300)	(49,197,900)

Net gain (loss) on investment transactions	140,207,830

Net Increase (Decrease) In Net Assets Resulting From Operations	$141,093,689

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	1,349,941	15,451	263,125	998,301	—	18,409	—	—
Shareholder servicing fees	—	—	—	—	—	7,364	2,153	—
Transfer agent’s fees and expenses	766,954	15,159	38,196	182,631	686,271	11,345	3,574	7,982
Registration fees	19,780	6,510	12,695	13,381	20,914	13,881	13,881	12,857
Fee waiver and/or expense reimbursement	—	(16,418)	—	—	—	(15,711)	(14,642)	—
Distribution fee waiver	—	—	—	(332,767)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	25

Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$885,859	$(741,719)
Net realized gain (loss) on investment transactions	189,405,730	240,401,774
Net change in unrealized appreciation (depreciation) on investments	(49,197,900)	(460,296,336)

Net increase (decrease) in net assets resulting from operations	141,093,689	(220,636,281)

Dividends and Distributions
Distributions from distributable earnings
Class A	(45,309,467)	(96,395,133)
Class B	(497,155)	(1,308,492)
Class C	(6,282,594)	(18,001,571)
Class R	(12,684,876)	(23,398,504)
Class Z	(59,697,073)	(197,006,208)
Class R2	(718,201)	(1,372,616)
Class R4	(331,029)	(176,793)
Class R6	(56,470,815)	(165,530,609)

	(181,991,210)	(503,189,926)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	289,214,898	537,172,780
Net asset value of shares issued in reinvestment of dividends and distributions	167,725,450	466,474,128
Cost of shares reacquired	(975,316,592)	(1,811,760,548)

Net increase (decrease) in net assets from Fund share transactions	(518,376,244)	(808,113,640)

Total increase (decrease)	(559,273,765)	(1,531,939,847)

Net Assets:
Beginning of year	2,245,689,586	3,777,629,433

End of year	$1,686,415,821	$2,245,689,586

See Notes to Financial Statements.

Notes to Financial Statements

1.    Organization

Prudential Jennison Small Company Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM Jennison Small Company Fund (the “Fund”) is the sole series of the Company and is a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve capital growth.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Jennison Small Company Fund	27

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM Jennison Small Company Fund	29

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to and including $1 billion,

PGIM Jennison Small Company Fund	31

Notes to Financial Statements (continued)

and 0.65% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.68% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.18% of average daily net assets for Class R2 shares, or 0.93% of average daily net assets for Class R4 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A , Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2022 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended September 30, 2020, PIMS received $201,281 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS received $2,664 and $943 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Fund.

PGIM Jennison Small Company Fund	33

Notes to Financial Statements (continued)

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $1,024,635,820 and $1,654,580,287, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$95,247,178	$654,999,912	$735,646,026	$—	$—	$14,601,064	14,601,064	$760,860

PGIM Institutional Money Market Fund*
197,859,906	1,363,544,182	1,215,769,071	123,300	(183,624)	345,574,693	345,643,821	825,078	**

$293,107,084	$2,018,544,094	$1,951,415,097	$123,300	$(183,624)	$360,175,757		$1,585,938

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2020, the tax character of dividends paid by the Fund was $181,991,210 of long-term capital gains. For the year ended September 30, 2019, the tax character of dividends paid by the Fund were $106,022,056 of ordinary income and $397,167,870 of long-term capital gains.

As of September 30, 2020, the accumulated undistributed earnings on a tax basis were $2,527,190 of ordinary income and $185,185,300 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,730,068,416	$438,219,916	$(140,416,333)	$297,803,583

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, corporate spin-off adjustments, investments in passive foreign investment companies and other cost basis difference between financial and tax reporting.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Jennison Small Company Fund	35

Notes to Financial Statements (continued)

There are 1.25 billion shares of common stock authorized, $0.01 par value per share, designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	200,000,000
Class B	10,000,000
Class C	50,000,000
Class R	175,000,000
Class Z	365,000,000
Class T	75,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	225,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	68,019	0.3%
Class R	6,020,298	88.2%
Class Z	227	0.1%
Class R6	298,853	1.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	7.1%	5	45.2%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	1,841,066	$33,545,568
Shares issued in reinvestment of dividends and distributions	2,085,742	42,632,566
Shares reacquired	(7,172,719)	(135,824,628)

Net increase (decrease) in shares outstanding before conversion	(3,245,911)	(59,646,494)
Shares issued upon conversion from other share class(es)	387,714	7,104,326
Shares reacquired upon conversion into other share class(es)	(189,658)	(3,605,483)

Net increase (decrease) in shares outstanding	(3,047,855)	$(56,147,651)

Year ended September 30, 2019:
Shares sold	2,350,128	$49,088,316
Shares issued in reinvestment of dividends and distributions	4,764,081	90,184,050
Shares reacquired	(9,534,174)	(199,476,716)

Net increase (decrease) in shares outstanding before conversion	(2,419,965)	(60,204,350)
Shares issued upon conversion from other share class(es)	1,136,093	24,257,683
Shares reacquired upon conversion into other share class(es)	(847,389)	(17,216,852)

Net increase (decrease) in shares outstanding	(2,131,261)	$(53,163,519)

Class B
Period ended June 26, 2020*:
Shares sold	948	$7,617
Shares issued in reinvestment of dividends and distributions	61,668	496,426
Shares reacquired	(30,196)	(226,281)

Net increase (decrease) in shares outstanding before conversion	32,420	277,762
Shares reacquired upon conversion into other share class(es)	(315,502)	(2,221,167)

Net increase (decrease) in shares outstanding	(283,082)	$(1,943,405)

Year ended September 30, 2019:
Shares sold	10,568	$104,861
Shares issued in reinvestment of dividends and distributions	149,598	1,271,579
Shares reacquired	(73,992)	(745,463)

Net increase (decrease) in shares outstanding before conversion	86,174	630,977
Shares reacquired upon conversion into other share class(es)	(170,920)	(1,550,801)

Net increase (decrease) in shares outstanding	(84,746)	$(919,824)

Class C
Year ended September 30, 2020:
Shares sold	271,571	$2,173,165
Shares issued in reinvestment of dividends and distributions	694,263	5,817,926
Shares reacquired	(1,499,504)	(11,885,103)

Net increase (decrease) in shares outstanding before conversion	(533,670)	(3,894,012)
Shares reacquired upon conversion into other share class(es)	(471,150)	(3,808,473)

Net increase (decrease) in shares outstanding	(1,004,820)	$(7,702,485)

Year ended September 30, 2019:
Shares sold	529,576	$5,189,412
Shares issued in reinvestment of dividends and distributions	1,940,018	16,975,160
Shares reacquired	(1,737,602)	(17,290,026)

Net increase (decrease) in shares outstanding before conversion	731,992	4,874,546
Shares reacquired upon conversion into other share class(es)	(2,334,500)	(23,243,761)

Net increase (decrease) in shares outstanding	(1,602,508)	$(18,369,215)

PGIM Jennison Small Company Fund	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended September 30, 2020:
Shares sold	1,754,927	$23,045,004
Shares issued in reinvestment of dividends and distributions	634,966	12,521,524
Shares reacquired	(2,350,246)	(42,235,187)

Net increase (decrease) in shares outstanding before conversion	39,647	(6,668,659)
Shares issued upon conversion from other share class(es)	315	6,762
Shares reacquired upon conversion into other share class(es)	(17,800)	(311,618)

Net increase (decrease) in shares outstanding	22,162	$(6,973,515)

Year ended September 30, 2019:
Shares sold	859,809	$15,936,607
Shares issued in reinvestment of dividends and distributions	1,248,191	22,891,818
Shares reacquired	(1,897,885)	(39,132,234)

Net increase (decrease) in shares outstanding before conversion	210,115	(303,809)
Shares reacquired upon conversion into other share class(es)	(292)	(6,011)

Net increase (decrease) in shares outstanding	209,823	$(309,820)

Class Z
Year ended September 30, 2020:
Shares sold	6,412,936	$122,544,612
Shares issued in reinvestment of dividends and distributions	2,490,820	56,168,001
Shares reacquired	(21,088,586)	(450,465,077)

Net increase (decrease) in shares outstanding before conversion	(12,184,830)	(271,752,464)
Shares issued upon conversion from other share class(es)	208,515	4,378,055
Shares reacquired upon conversion into other share class(es)	(90,470)	(1,726,973)

Net increase (decrease) in shares outstanding	(12,066,785)	$(269,101,382)

Year ended September 30, 2019:
Shares sold	10,043,496	$229,206,036
Shares issued in reinvestment of dividends and distributions	8,911,570	183,934,799
Shares reacquired	(39,298,398)	(907,344,069)

Net increase (decrease) in shares outstanding before conversion	(20,343,332)	(494,203,234)
Shares issued upon conversion from other share class(es)	895,483	19,985,323
Shares reacquired upon conversion into other share class(es)	(115,755)	(2,734,105)

Net increase (decrease) in shares outstanding	(19,563,604)	$(476,952,016)

Class R2
Year ended September 30, 2020:
Shares sold	100,886	$1,893,020
Shares issued in reinvestment of dividends and distributions	32,750	718,201
Shares reacquired	(252,137)	(4,848,114)

Net increase (decrease) in shares outstanding	(118,501)	$(2,236,893)

Year ended September 30, 2019:
Shares sold	86,650	$2,033,577
Shares issued in reinvestment of dividends and distributions	68,086	1,372,617
Shares reacquired	(121,125)	(2,704,806)

Net increase (decrease) in shares outstanding	33,611	$701,388

Class R4	Shares	Amount
Year ended September 30, 2020:
Shares sold	24,084	$504,322
Shares issued in reinvestment of dividends and distributions	14,714	324,008
Shares reacquired	(146,788)	(3,314,157)

Net increase (decrease) in shares outstanding	(107,990)	$(2,485,827)

Year ended September 30, 2019:
Shares sold	147,280	$2,956,806
Shares issued in reinvestment of dividends and distributions	8,752	176,793
Shares reacquired	(26,537)	(625,900)

Net increase (decrease) in shares outstanding	129,495	$2,507,699

Class R6
Year ended September 30, 2020:
Shares sold	5,480,713	$105,501,590
Shares issued in reinvestment of dividends and distributions	2,216,304	49,046,798
Shares reacquired	(15,495,375)	(326,518,045)

Net increase (decrease) in shares outstanding before conversion	(7,798,358)	(171,969,657)
Shares issued upon conversion from other share class(es)	9,278	184,571

Net increase (decrease) in shares outstanding	(7,789,080)	$(171,785,086)

Year ended September 30, 2019:
Shares sold	10,438,274	$232,657,165
Shares issued in reinvestment of dividends and distributions	7,390,978	149,667,312
Shares reacquired	(28,186,508)	(644,441,334)

Net increase (decrease) in shares outstanding before conversion	(10,357,256)	(262,116,857)
Shares issued upon conversion from other share class(es)	21,967	508,524

Net increase (decrease) in shares outstanding	(10,335,289)	$(261,608,333)

*    Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.     Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM Jennison Small Company Fund	39

Notes to Financial Statements (continued)

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2020.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

PGIM Jennison Small Company Fund	41

Notes to Financial Statements (continued)

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

10.    Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

Financial Highlights

Class A Shares
	Year Ended September 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.08		$26.83	$25.80	$22.65	$23.76
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(b)	(0.06)	(0.04)	0.03	0.09
Net realized and unrealized gain (loss) on investment transactions	1.55		(1.94)	3.14	4.35	1.96
Total from investment operations	1.51		(2.00)	3.10	4.38	2.05
Less Dividends and Distributions:
Dividends from net investment income	-		(0.05)	(0.02)	(0.15)	(0.03)
Distributions from net realized gains	(1.91)		(3.70)	(2.05)	(1.08)	(3.13)
Total dividends and distributions	(1.91)		(3.75)	(2.07)	(1.23)	(3.16)
Net asset value, end of year	$20.68		$21.08	$26.83	$25.80	$22.65
Total Return(c) :	7.29%		(5.91)%	12.77%	20.09%	9.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$447,491		$520,351	$719,750	$793,676	$791,197
Average net assets (000)	$449,980		$577,174	$777,206	$790,047	$796,776
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	1.18%		1.17%	1.13%	1.13%	1.14%
Expenses before waivers and/or expense reimbursement	1.18%		1.17%	1.13%	1.13%	1.14%
Net investment income (loss)	(0.21)%		(0.27)%	(0.15)%	0.14%	0.42%
Portfolio turnover rate(f)	58%		30%	43%	41%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to the timing of income earned.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$9.72		$14.77	$15.19	$13.85	$15.82
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(b)	(0.11)	(0.12)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.69		(1.23)	1.75	2.59	1.20
Total from investment operations	0.62		(1.34)	1.63	2.51	1.16
Less Dividends and Distributions:
Dividends from net investment income	-		(0.01)	-	(0.09)	-
Distributions from net realized gains	(1.91)		(3.70)	(2.05)	(1.08)	(3.13)
Total dividends and distributions	(1.91)		(3.71)	(2.05)	(1.17)	(3.13)
Net asset value, end of year	$8.43		$9.72	$14.77	$15.19	$13.85
Total Return(c) :	6.54%		(6.32)%	11.98%	19.27%	8.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,468		$34,527	$76,121	$84,667	$108,219
Average net assets (000)	$26,313		$51,231	$80,999	$94,592	$114,415
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	1.89%		1.86%	1.81%	1.83%	1.84%
Expenses before waivers and/or expense reimbursement	1.89%		1.86%	1.81%	1.83%	1.84%
Net investment income (loss)	(0.89)%		(1.03)%	(0.82)%	(0.55)%	(0.30)%
Portfolio turnover rate(f)	58%		30%	43%	41%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to the timing of income earned.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended September 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$20.40		$26.10	$25.19	$22.14	$23.31
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(b)	(0.09)	(0.09)	(0.01)	0.05
Net realized and unrealized gain (loss) on investment transactions	1.51		(1.90)	3.05	4.25	1.91
Total from investment operations	1.43		(1.99)	2.96	4.24	1.96
Less Dividends and Distributions:
Dividends from net investment income	-		(0.01)	-	(0.11)	-
Distributions from net realized gains	(1.91)		(3.70)	(2.05)	(1.08)	(3.13)
Total dividends and distributions	(1.91)		(3.71)	(2.05)	(1.19)	(3.13)
Net asset value, end of year	$19.92		$20.40	$26.10	$25.19	$22.14
Total Return(c) :	7.12%		(6.07)%	12.54%	19.88%	9.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$135,920		$138,754	$172,033	$180,165	$166,550
Average net assets (000)	$133,107		$149,385	$178,093	$173,891	$159,631
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	1.35%		1.34%	1.33%	1.33%	1.34%
Expenses before waivers and/or expense reimbursement	1.60%		1.59%	1.58%	1.58%	1.59%
Net investment income (loss)	(0.43)%		(0.46)%	(0.34)%	(0.06)%	0.23%
Portfolio turnover rate(f)	58%		30%	43%	41%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to the timing of income earned.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	45

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$23.05	$28.94	$27.67	$24.21	$25.19
Income (loss) from investment operations:
Net investment income (loss)	0.04	- (b)	0.05	0.11	0.17
Net realized and unrealized gain (loss) on investment transactions	1.70	(2.06)	3.36	4.64	2.09
Total from investment operations	1.74	(2.06)	3.41	4.75	2.26
Less Dividends and Distributions:
Dividends from net investment income	-	(0.13)	(0.09)	(0.21)	(0.11)
Distributions from net realized gains	(1.91)	(3.70)	(2.05)	(1.08)	(3.13)
Total dividends and distributions	(1.91)	(3.83)	(2.14)	(1.29)	(3.24)
Net asset value, end of year	$22.88	$23.05	$28.94	$27.67	$24.21
Total Return(c) :	7.69%	(5.58)%	13.09%	20.38%	10.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$493,395	$775,200	$1,539,410	$1,702,538	$1,484,823
Average net assets (000)	$589,620	$1,156,293	$1,581,249	$1,591,345	$1,498,820
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.81%	0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.81%	0.83%	0.84%
Net investment income (loss)	0.18%	0.02%	0.18%	0.44%	0.72%
Portfolio turnover rate(f)	58%	30%	43%	41%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R2 Shares
	Year Ended September 30,			November 28, 2017(a) through September 30, 2018

	2020		2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$22.48		$28.24	$28.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(c)	(0.06)	0.04
Net realized and unrealized gain (loss) on investment transactions	1.64		(1.97)	2.26
Total from investment operations	1.61		(2.03)	2.30
Less Dividends and Distributions:
Dividends from net investment income	-		(0.03)	(0.01)
Distributions from net realized gains	(1.91)		(3.70)	(2.05)
Total dividends and distributions	(1.91)		(3.73)	(2.06)
Net asset value, end of period	$22.18		$22.48	$28.24
Total Return(d) :	7.28%		(5.65)%	8.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,179		$8,925	$10,262
Average net assets (000)	$7,364		$8,935	$2,060
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	1.18%		1.18%	1.18	%(f)
Expenses before waivers and/or expense reimbursement	1.39%		1.42%	2.00	%(f)
Net investment income (loss)	(0.14)%		(0.26)%	0.18	%(f)
Portfolio turnover rate(g)	58%		30%	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to the timing of income earned.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	47

Financial Highlights (continued)

Class R4 Shares
	Year Ended September 30,		November 28, 2017(a) through September 30, 2018

	2020	2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$22.55	$28.41	$28.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	0.07
Net realized and unrealized gain (loss) on investment transactions	1.64	(2.05)	2.41
Total from investment operations	1.68	(2.06)	2.48
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)	(0.02)
Distributions from net realized gains	(1.91)	(3.70)	(2.05)
Total dividends and distributions	(1.91)	(3.80)	(2.07)
Net asset value, end of period	$22.32	$22.55	$28.41
Total Return(c) :	7.58%	(5.71)%	9.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,655	$4,107	$1,495
Average net assets (000)	$2,153	$3,334	$453
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	1.61%	1.49%	5.19	%(e)
Net investment income (loss)	0.19%	(0.05)%	0.30	%(e)
Portfolio turnover rate(f)	58%	30%	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a) :
Net Asset Value, Beginning of Year	$22.64	$28.51	$27.27	$23.87	$24.87
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.09	0.14	0.20
Net realized and unrealized gain (loss) on investment transactions	1.68	(2.05)	3.33	4.58	2.08
Total from investment operations	1.73	(2.01)	3.42	4.72	2.28
Less Dividends and Distributions:
Dividends from net investment income	-	(0.16)	(0.13)	(0.24)	(0.15)
Distributions from net realized gains	(1.91)	(3.70)	(2.05)	(1.08)	(3.13)
Total dividends and distributions	(1.91)	(3.86)	(2.18)	(1.32)	(3.28)
Net asset value, end of year	$22.46	$22.64	$28.51	$27.27	$23.87
Total Return(b) :	7.78%	(5.44)%	13.33%	20.58%	10.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$580,309	$761,160	$1,253,235	$1,000,616	$748,480
Average net assets (000)	$613,233	$1,011,193	$1,169,480	$873,691	$667,511
Ratios to average net assets(c)(d) :
Expenses after waivers and/or expense reimbursement	0.70%	0.69%	0.68%	0.68%	0.69%
Expenses before waivers and/or expense reimbursement	0.70%	0.69%	0.68%	0.68%	0.69%
Net investment income (loss)	0.26%	0.18%	0.32%	0.58%	0.88%
Portfolio turnover rate(e)	58%	30%	43%	41%	37%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Jennison Small Company Fund, Inc. and Shareholders of PGIM Jennison Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Small Company Fund (the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

50

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Jennison Small Company Fund	51

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2020, the Fund reported the maximum amount allowed per share, but not less than $1.91 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2020.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Small Company Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Small Company Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Small Company Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Small Company Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Small Company Fund is the sole series of Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role serving as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed over all other periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 1.18% for Class R2 shares, and 0.93% for Class R4 shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Small Company Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Small Company Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON SMALL COMPANY FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PGOAX	PSCCX	JSCRX	PSCZX	PSCHX	PSCJX	PJSQX
CUSIP	74441N101	74441N309	74441N507	74441N408	74441N861	74441N853	74441N887

MF109 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended September 30, 2020, PwC billed the Registrant $24,850 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended September 30, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended September 30, 2019, KPMG billed the Registrant $26,519 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended September 30, 2020, fees of $4,951 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended September 30, 2019, there are no audit-related fees to report.

(c) Tax Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(d) All Other Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended September 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended September 30, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2020 and September 30, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 17, 2020